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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                  FORM 8-K/A



                                CURRENT REPORT



                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

                       Date of report December 31, 1998
                       (Date of earliest event reported)

                            THE CENTRIS GROUP, INC.
             (Exact name of registrant as specified in its charter)

           Delaware                   001-12099             33-0097221
(State or other jurisdiction of    (Commission File      (I.R.S. Employer
 incorporation or organization)        Number)           Identification No.)


                    650 Town Center Drive, Suite 1600
                          Costa Mesa, California                  92626
                 (Address of principal executive offices)       (Zip Code)


      Registrant's telephone number, including area code:  (714) 549-1600

                                      N/A
         (Former name and former address, if changed since last report)


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     The Centris Group, Inc. (the "Company") previously reported on Form 8-K that on December 31, 1998, it completed the acquisition of 100% of the outstanding shares of common stock of Seaboard Life Insurance Company (USA) ("SLIC (USA)") and VASA North America, Inc. ("VNA").

     This amendment to Form 8-K provides an amended response to Item 7.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)      Financial Statements of Businesses Acquired

Subsequent to filing its report on Form 8-K on January 14, 1999, the Company concluded that no financial statements or pro forma financial information are required to be filed with respect to the acquisition of 100% of the outstanding shares of common stock of SLIC (USA) and VNA as described in Item 2 to that report. The Company has reached this conclusion based on its determination that the acquisition does not meet any of the financial significance tests described in Regulation S-X, Rules 3-05(b) and 1-02(w), promulgated under the Securities Act of 1933 and the Securities Exchange Act of 1934, each as amended.

(b)      Pro Forma Financial Information

See Item 7(a) above.

(c)      Exhibits

         Set forth below is a list of exhibits included as part of this Current
Report:

Exhibit Number                     Description of Exhibit
--------------     -------------------------------------------------------------
*2.01              Stock Purchase Agreement dated as of August 20, 1998 by and between The Centris Group, Inc., Seaboard Life Insurance
                   Company, Seaboard North American Holdings, Inc. and Eureko
                   B.V.

*10.01 Fifth Amendment to the Credit Agreement between The Centris Group, Inc. and Fleet National Bank (the "Credit Agreement") dated as of December 28, 1998.

* Previously filed as an Exhibit to the Registrant's Current Report on Form 8-K, dated January 14, 1999.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, The Centris Group, Inc. has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  March 15, 1999                     THE CENTRIS GROUP, INC.

                                          By:  /s/ Charles M. Caporale
                                              -------------------------------
                                              Charles M. Caporale
                                              Senior Vice President, Chief
                                              Financial Officer and Treasurer


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                                 EXHIBIT INDEX

Exhibit Number                          Description of Exhibit
--------------                          ----------------------
*2.01 Stock Purchase Agreement dated as of August 20, 1998 by and between The Centris Group, Inc., Seaboard Life Insurance Company, Seaboard North American Holdings, Inc. and Eureko B.V.

*10.01 Fifth Amendment to the Credit Agreement between The Centris Group, Inc. and Fleet National Bank (the "Credit Agreement") dated as of December 28, 1998.

* Previously filed as an Exhibit to the Registrant's Current Report on Form 8-K, dated January 14, 1999.


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